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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                CURRENT REPORT*



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  May 2, 1995



                              THE OILGEAR COMPANY
             (Exact name of Registrant as specified in its charter)


         Wisconsin                   0-822                    39-0514580
(State or other jurisdiction    (Commission File          (I.R.S. Employer
     of incorporation)              Number)              Identification No.)



                             2300 South 51st Street
                                P.O. Box 343924
                        Milwaukee, Wisconsin  53234-3924
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (414) 327-1700


         _____________________________________________________________
         (Former name or former address, if changed since last report)





__________________________________

     *This report updates the description of the Registrant's Common Stock under the Securities Exchange Act of 1934 and supersedes in its entirety the Registrant's Form 8-K dated August 19, 1993 filed for the same purpose.
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ITEM 5.  OTHER EVENTS.

         Updated Description of Capital Stock:

         The following "Description of Capital Stock" is filed for the purpose of updating the description of the Common Stock of The Oilgear Company ("Oilgear") under the Securities Exchange Act of 1934:



                          DESCRIPTION OF CAPITAL STOCK

         (The following summary does not purport to be a complete description of the applicable provisions of Oilgear's Restated Articles of Incorporation and Bylaws, as amended, or of applicable statutory or other law, and is qualified in its entirety by reference thereto.)

       The authorized capital stock of Oilgear consists of 4,000,000 shares of Common Stock, $1.00 par value ("Common Stock"), of which 1,153,298 shares were issued and outstanding at March 31, 1995. Oilgear acts as the transfer agent for its Common Stock.

DESCRIPTION OF COMMON STOCK

       Holders of Common Stock (i) have equal and ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors, (ii) are entitled to share ratably in any distribution to holders of Common Stock upon liquidation of Oilgear, and (iii) do not have preemptive rights. The outstanding shares of Common Stock are fully paid and nonassessable. Shareholders are subject to personal liability under Section 180.0622(2)(b) of the Wisconsin Business Corporation Law ("WBCL"), as judicially interpreted, for debts owing to employees of Oilgear for services performed, but not exceeding six months' service in any one case. The Common Stock is not redeemable or convertible, and each holder is entitled to one vote per share on all matters presented to shareholders, except to the extent that the voting power of shares held by any person in excess of 20% of the voting power in the election of directors may be limited under Section 180.1150 of the WBCL as described below. Except as may otherwise be provided by law, the required vote for shareholder approval of certain corporate actions, including merger with another corporation, sale of all or substantially all of Oilgear's property or voluntary dissolution of Oilgear, is two-thirds of the shares entitled to vote on the transaction.

       Pursuant to authorization contained in the Restated Articles of Incorporation, the Bylaws provide that the number of directors of Oilgear shall be divided into three classes. Each class is elected for a three-year term, with the term of one class expiring each year. Pursuant to Section 180.0728 of the WBCL, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present. The Restated Articles of Incorporation do not provide for cumulative voting.

       Covenants contained in Oilgear's debt agreements from time to time may restrict the payment of dividends by Oilgear.

CERTAIN STATUTORY PROVISIONS

       Under Section 180.1150 of the WBCL, the voting power of shares of an "issuing public corporation" which are held by any person in excess of 20% of the voting power in the election of directors shall be limited (in voting on any matter) to 10% of the full voting power of such excess shares, unless full voting rights have been restored at a special meeting of the shareholders called for that purpose. Shares held or acquired under certain circumstances are excluded from the application of Section 180.1150, including (among others) shares acquired directly from the issuing public corporation and shares acquired in a merger or share exchange to which the issuing public corporation is a party.





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       Sections 180.1130 to 180.1133 of the WBCL provide generally that, in addition to the vote otherwise required by law or the articles of incorporation of an "issuing public corporation," certain business combinations not meeting certain fair price standards specified in the statute must be approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by the outstanding voting shares of the corporation and (b) two-thirds of the votes entitled to be cast by the holders of voting shares other than voting shares beneficially owned by a "significant shareholder" or an affiliate or associate thereof who is a party to the transaction. The term "business combination" is defined to include, subject to certain exceptions, a merger or share exchange of the issuing public corporation (or any subsidiary thereof) with, or the sale or other disposition of substantially all of the property and assets of the issuing public corporation to, any significant shareholder or affiliate thereof. "Significant shareholder" is defined generally to mean a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares of the issuing public corporation.

       Sections 180.1140 to 180.1144 of the WBCL prohibit certain "business combinations" between a "resident domestic corporation" and a person beneficially owning 10% or more of the voting power of the outstanding voting stock of such corporation (an "interested stockholder") within three years after the date such person became a 10% beneficial owner, unless the business combination or the acquisition of such stock has been approved before the stock acquisition date by the corporation's board of directors. After such three-year period, a business combination with the interested stockholder may be consummated only with the approval of the holders of a majority of the voting stock not beneficially owned by the interested stockholder at a meeting called for that purpose, unless the business combination satisfies certain adequacy-of-price standards intended to provide a fair price for shares held by disinterested shareholders.

       Section 180.1134 of the WBCL provides that, in addition to the vote otherwise required by law or the articles of incorporation of an "issuing public corporation," the approval of the holders of a majority of the shares entitled to vote is required before such corporation can take certain action while a takeover offer is being made or after a takeover offer has been publicly announced and before it is concluded. Under this statute, shareholder approval is required for the corporation to (i) acquire more than 5% of the outstanding voting shares at a price above the market price from any individual or organization that owns more than 3% of the outstanding voting shares and has held such shares for less than two years, unless a similar offer is made to acquire all voting shares, or (ii) sell or option assets of the corporation which amount to at least 10% of the market value of the corporation, unless the corporation has at least three independent directors (directors who are not officers or employees) and a majority of the independent directors vote not to have this provision apply to the corporation.

       As of the date of this report, Oilgear falls within the statutory definition of "issuing public corporation" and "resident domestic corporation" for purposes of the above-described provisions.

       These provisions of the WBCL, along with the ability to issue additional shares of Common Stock without further shareholder approval (except as required under NASDAQ/NMS corporate governance standards), could have the effect, among others, of discouraging take-over proposals for Oilgear, delaying or preventing a change in control of Oilgear, impeding a business combination between Oilgear and a major shareholder of Oilgear, or entrenching current management.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits:

                 See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.





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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE OILGEAR COMPANY



Date:  May 2, 1995                          By:  /s/ Thomas J. Price
                                                     Thomas J. Price
                                                     Vice President - Finance
                                                       and Secretary





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                              THE OILGEAR COMPANY

                                 EXHIBIT INDEX
                                       TO
                            FORM 8-K CURRENT REPORT
                               DATED MAY 2, 1995



                                                                                                        SEQUEN-
                                                            INCORPORATED                                 TIAL
                                                              HEREIN BY                 FILED            PAGE
 NUMBER                       DESCRIPTION                   REFERENCE TO              HEREWITH            NO.
 99.1             Restated Articles of Incorporation of       Exhibit 3.1 to
                  The Oilgear Company (as adopted March       Registrant's
                  18, 1969)                                   Form 10-K for
                                                              year ended
                                                              December 31,
                                                              1994


 99.2             Bylaws of The Oilgear Company (as           Exhibit 3.2 to
                  amended and restated by the Board of        Registrant's
                  Directors, effective January 1, 1992,       Form 10-K for
                  to reflect the revised Wisconsin            year ended
                  Business Corporation Law)                   December 31,
                                                              1991





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